UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 4, 2025

XERIS BIOPHARMA HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40880	87-1082097
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1375 West Fulton Street, Suite 1300
Chicago, Illinois 60607
(Address of principal executive offices, including zip code)

(844) 445-5704
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐		Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐		Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐		Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐		Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	XERS	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.
On June 4, 2025, Xeris Biopharma Holdings, Inc. (the “Company”) held its 2025 Annual Meeting of Stockholders (the “Annual Meeting”). As of April 14, 2025, the record date for the Annual Meeting, there were 156,384,578 shares of the Company’s common stock outstanding and entitled to vote at the Annual Meeting, of which 111,098,912 shares were represented by proxy, constituting a quorum on all matters voted upon. The final voting results of the Annual Meeting are as follows:

Proposal One: Election of Directors
As described in the Company’s Definitive Proxy Statement on Schedule 14A, filed on April 23, 2025 (“Proxy Statement”), the Company’s Board nominated three individuals to serve as Class I directors until the 2028 Annual Meeting of Stockholders, or until his or her successor has been duly elected and qualified, or until his or her earlier death, resignation, or removal. Each nominee was elected by a plurality vote in accordance with the Company’s Bylaws, as follows:

Class I Director Nominee	For	Withhold	Broker Non-Votes
BJ Bormann	57,050,196	21,676,213	32,372,503
James Brady	76,465,887	2,260,522	32,372,503
Garheng Kong	75,938,627	2,787,782	32,372,503
Proposal Two: Ratification of Appointment of Independent Registered Public Accounting Firm
Stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025:

For	Against	Abstain	Broker Non-Votes
110,053,757	744,492	300,663	—
Proposal Three: Advisory Vote to Approve Named Executive Officer Compensation
The Company’s stockholders approved, on a non-binding advisory basis, to approve the compensation of the Company’s Named Executive Officers as disclosed in the Company’s Proxy Statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission (the “Say-on-Pay Vote”). The Company’s stockholders voted as follows to approve such executive compensation pursuant to the Say-on-Pay Vote:

For	Against	Abstain	Broker Non-Votes
72,202,176	5,633,615	890,618	32,372,503

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 4, 2025	Xeris Biopharma Holdings, Inc.

	By:	/s/ Steven M. Pieper
Name: Steven M. Pieper
Title: Chief Financial Officer